Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED SEPTEMBER 30, 2015

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York City, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Michael Walsh	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer
Ralph DiRuggiero	Senior Vice President, Property Management
Gage Johnson	Senior Vice President, General Counsel and Secretary
Vito Messina	Senior Vice President, Asset Management
Wilbur Paes	Senior Vice President, Chief Accounting Officer
BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Dan Emmett	Director, Chair of Audit Committee
Lizanne Galbreath	Director, Chair of Compensation Committee
Peter Linneman	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
David O’Connor	Director
Katharina Otto-Bernstein	Director
COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Vin Chao	Steve Sakwa	Brad Burke
Bank of America Merrill Lynch	Deutsche Bank	Evercore ISI	Goldman Sachs
(646) 855-5808	(212) 250-6799	(212) 446-9462	(917) 343-2082

Jed Reagan	Richard Anderson	Vance Edelson	Ross Nussbaum
Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley	UBS
(949) 640-8780	(212) 205-8445	(212) 761-0078	(212) 713-2484

Brendan Maiorana
Wells Fargo
(443) 263-6516

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except square feet and per share data)

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015
SELECTED FINANCIAL DATA
Total revenues	$167,726	$162,928	$161,226
Pro rata share of NOI (1)	$91,428	$92,452	$87,969
Pro rata share of Cash NOI (1)	$77,223	$80,457	$75,341
Net income (loss) attributable to common stockholders	$1,116	$(4,709)	$(9,731)
Per share - basic	$0.01	$(0.02)	$(0.05)
Per share - diluted	$0.01	$(0.02)	$(0.05)
FFO attributable to common stockholders (1)	$51,810	$52,663	$43,317
Per share - diluted	$0.24	$0.25	$0.20
FFO payout ratio (1)	38.9%	38.3%	46.5%
Core FFO attributable to common stockholders (1)	$42,330	$46,315	$38,963
Per share - diluted	$0.20	$0.22	$0.18
Core FFO payout ratio (1)	47.6%	43.5%	51.7%
FAD attributable to common stockholders (1)	$22,449	$21,635	$16,852
FAD payout ratio (1)	89.8%	93.1%	119.6%

COMMON SHARE DATA

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015
Share Price
High	$18.35	$19.73	$20.21
Low	$15.65	$16.97	$17.66
Closing (end of period)	$16.80	$17.16	$19.30
Dividends per common share	$0.095	$0.095	$0.095	(2)
Annualized dividends per common share	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.3%	2.2%	2.0%

PORTFOLIO STATISTICS

	Number of	Square	% Occupied (1)	% Leased (1)
	Properties	Feet	at September 30, 2015	at September 30, 2015
Region:
New York	6	7,152,207	90.4%	92.3%
Washington, D.C.	5	1,602,655	88.5%	90.3%
San Francisco	1	1,611,125	96.7%	98.4%

	12	10,365,987	91.1%	92.9%

(1)	See page 27 for our definition of this measure.
(2)	Excludes the $0.039 cash dividend for the 38 day period following the completion of our initial public offering and related formation transactions and ending on December 31, 2014.

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
ASSETS:
Rental Property
Land	$2,042,071	$2,042,071	$2,042,071	$2,042,071
Buildings and improvements	5,567,789	5,534,885	5,503,475	5,488,168

	7,609,860	7,576,956	7,545,546	7,530,239
Accumulated depreciation and amortization	(202,105)	(162,377)	(121,165)	(81,050)

Rental Property, net	7,407,755	7,414,579	7,424,381	7,449,189
Real estate fund investments	336,393	335,545	324,282	323,387
Investments in unconsoliated joint ventures	6,537	6,128	6,370	5,749
Cash and cash equivalents	418,095	438,088	380,889	438,599
Restricted cash	92,696	45,737	53,864	55,728
Marketable securities	20,365	21,524	21,386	20,159
Deferred rent receivable	58,117	40,308	24,261	8,267
Accounts and other receivables, net	12,313	10,781	12,863	7,692
Deferred charges, net	54,467	49,547	43,713	39,165
Intangible assets, net	546,432	583,126	629,021	669,385
Other assets	33,636	9,529	31,948	13,121

Total Assets	$8,986,806	$8,954,892	$8,952,978	$9,030,441

LIABILITIES:
Mortgages and notes payable	$2,853,735	$2,853,237	$2,852,754	$2,852,287
Credit facility	—	—	—	—
Due to affiliates (1)	27,299	27,299	27,299	27,299
Loans payable to noncontrolling interests	44,822	43,981	43,188	42,195
Accounts payable and accrued expenses	97,157	96,595	78,282	93,472
Dividends and distributions payable	25,066	25,066	—	—
Deferred income taxes	2,560	2,659	3,183	2,861
Interest rate swap liabilities	163,301	160,473	182,218	194,196
Intangible liabilities, net	193,042	201,839	210,964	219,228
Other liabilities	44,958	45,922	45,742	43,950

Total Liabilities	3,451,940	3,457,071	3,443,630	3,475,488
EQUITY:
Paramount Group, Inc. stockholders’ equity	3,855,843	3,889,542	3,829,373	3,910,862
Noncontrolling interests in consolidated joint ventures and funds	781,343	703,596	685,176	685,888
Noncontrolling interests in Operating Partnership	897,680	904,683	994,799	958,203

Total Equity	5,534,866	5,497,821	5,509,348	5,554,953

TOTAL LIABILITIES AND EQUITY	$8,986,806	$8,954,892	$8,952,978	$9,030,441

(1)	Represents notes payable to affiliates, which are due in October 2017 and bear interest at a fixed rate of 0.50%.

CONSOLIDATED STATEMENTS OF INCOME
(unaudited and in thousands, except share and per share data)

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015
REVENUES:
Property rentals	$127,176	$128,954	$126,402
Straight-line rent adjustments	17,817	16,091	15,951
Amortization of below-market leases, net	1,477	872	890

Rental income	146,470	145,917	143,243
Tenant reimbursement income	14,405	12,063	13,488
Fee income	2,085	1,780	1,535
Other income	4,766	3,168	2,960

Total revenues	167,726	162,928	161,226
EXPENSES:
Operating	63,354	57,781	61,884
Depreciation and amortization	70,654	79,421	73,583
General and administrative (1)	6,666	9,133	12,613
Acquisition and transaction related costs	485	8,208	1,139

Total expenses	141,159	154,543	149,219
Operating income	26,567	8,385	12,007
Income from real estate fund investments	10,933	14,072	5,221
Income from unconsolidated joint ventures	1,458	2,011	975
Unrealized gains on interest rate swaps	15,772	21,747	11,978
Interest and other income (loss), net	(1,763)	512	854
Interest and debt expense	(42,821)	(42,236)	(41,888)

Net income (loss) before income taxes	10,146	4,491	(10,853)
Income tax expense	(789)	(1,343)	(574)

Net income (loss)	9,357	3,148	(11,427)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures and funds	(7,969)	(9,004)	(668)
Operating Partnership	(272)	1,147	2,364

Net income (loss) attributable to common stockholders	$1,116	$(4,709)	$(9,731)

Weighted average common shares outstanding
Basic	212,106,718	212,106,718	212,106,718

Diluted	212,108,079	212,106,718	212,106,718

Net income (loss) per share attributable to common stockholders
Basic	$0.01	$(0.02)	$(0.05)

Diluted	$0.01	$(0.02)	$(0.05)

(1)	Includes $1,940 of loss in the quarter ended September 30, 2015 and income of $362 and $733 in the quarters ended June 30, 2015 and March 31, 2015, respectively, from the mark-to-market of investments in our deferred compensation plan for which there is a corresponding decrease (increase) in interest and other income, net. The quarter ended March 31, 2015 also includes $3,315 of severance costs.

FUNDS FROM OPERATIONS (“FFO”)
(unaudited and in thousands, except share and per share data)

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$9,357	$3,148	$(11,427)
Real estate depreciation and amortization	70,654	79,421	73,583
Pro rata share of real estate depreciation and amortization of unconsolidated joint ventures	1,512	1,530	1,476

FFO (1)	81,523	84,099	63,632
Less FFO attributable to noncontrolling interests in consolidated joint ventures and funds	(17,094)	(18,614)	(9,789)

FFO attributable to Paramount Group Operating Partnership	64,429	65,485	53,843
Less FFO attributable to noncontrolling interests in Operating Partnership	(12,619)	(12,822)	(10,526)

FFO attributable to common stockholders (1)	$51,810	$52,663	$43,317

Per diluted share	$0.24	$0.25	$0.20

FFO	$81,523	$84,099	$63,632
Non-core (income) expense:
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	5,872	—
Acquisition and transaction related costs	485	2,336	1,139
Predecessor income tax true-up	—	721	—
Severance costs	—	—	3,315
Unrealized gains on interest rate swaps	(15,772)	(21,747)	(11,978)
Pro rata share of unrealized gain on interest rate swap of unconsolidated joint venture	(37)	(624)	(386)

Core FFO (1)	66,199	70,657	55,722
Less Core FFO attributable to noncontrolling interests in consolidated joint ventures and funds	(13,560)	(13,065)	(7,291)

Core FFO attributable to Paramount Group Operating Partnership	52,639	57,592	48,431
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(10,309)	(11,277)	(9,468)

Core FFO attributable to common stockholders (1)	$42,330	$46,315	$38,963

Per diluted share	$0.20	$0.22	$0.18

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	212,106,718	212,106,718	212,106,718
Effect of dilutive securities	1,361	5,004	11,928

Denominator for FFO per diluted share	212,108,079	212,111,722	212,118,646

(1)	See page 27 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)
(unaudited and in thousands)

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015
Reconciliation of Core FFO to FAD
Core FFO	$66,199	$70,657	$55,722
Add:
Amortization of stock-based compensation expense	1,613	1,370	1,174
Amortization of deferred financing costs	635	688	584
Less:
Recurring tenant improvements, leasing commissions and other capital expenditures	(12,703)	(16,882)	(18,093)
Straight-line rent adjustments	(17,817)	(16,091)	(15,951)
Unrealized gains on real estate fund investments	(1,830)	(11,264)	(873)
Amortization of below-market leases, net	(1,477)	(872)	(890)
Pro rata share of straight-line rent adjustments of unconsolidated joint ventures	146	48	41

FAD (1)	34,766	27,654	21,714
Less FAD attributable to noncontrolling interests in consolidated joint ventures and funds	(6,849)	(751)	(768)

FAD attributable to Paramount Group Operating Partnership	27,917	26,903	20,946
Less FAD attributable to noncontrolling interests in Operating Partnership	(5,468)	(5,268)	(4,094)

FAD attributable to common stockholders (1)	$22,449	$21,635	$16,852

FAD payout ratio (1)	89.8%	93.1%	119.6%

(1)	See page 27 for our definition of this measure.

NET OPERATING INCOME (“NOI”)
(unaudited and in thousands)

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$9,357	$3,148	$(11,427)
Add:
Depreciation and amortization	70,654	79,421	73,583
General and administrative expenses	6,666	9,133	12,613
Interest and debt expense	42,821	42,236	41,888
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	5,872	—
Acquisition and transaction related costs	485	2,336	1,139
Income tax expense	789	1,343	574
NOI from unconsolidated joint ventures	4,303	4,278	3,781
Less:
Income from real estate fund investments	(10,933)	(14,072)	(5,221)
Income from unconsolidated joint ventures	(1,458)	(2,011)	(975)
Fee income	(2,085)	(1,780)	(1,535)
Unrealized gains on interest rate swaps	(15,772)	(21,747)	(11,978)
Interest and other loss (income), net	1,763	(512)	(854)

NOI (1)	106,590	107,645	101,588
Less NOI attributable to noncontrolling interests in consolidated joint ventures	(15,162)	(15,193)	(13,619)

Pro rata share of NOI (1)	$91,428	$92,452	$87,969

NOI	$106,590	$107,645	$101,588
Less:
Straight-line rent adjustments	(17,817)	(16,091)	(15,951)
Amortization of below-market leases, net	(1,477)	(872)	(890)
Pro rata share of straight-line rent adjustments of unconsolidated joint ventures	146	48	41

Cash NOI (1)	87,442	90,730	84,788
Less Cash NOI attributable to noncontrolling interests in consolidated joint ventures	(10,219)	(10,273)	(9,447)

Pro rata share of Cash NOI (1)	$77,223	$80,457	$75,341

(1)	See page 27 for our definition of this measure.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)
(unaudited and in thousands)

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015
Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA:
Net income (loss)	$9,357	$3,148	$(11,427)
Add:
Depreciation and amortization	70,654	79,421	73,583
Interest and debt expense	42,821	42,236	41,888
Income tax expense	789	1,343	574
Pro rata share of above adjustments of unconsolidated joint ventures	2,885	2,895	3,190

EBITDA (1)	126,506	129,043	107,808
Less EBITDA attributable to noncontrolling interests in consolidated joint ventures and funds	(27,466)	(28,071)	(19,323)

Pro rata share of EBITDA (1)	$99,040	$100,972	$88,485

EBITDA	$126,506	$129,043	$107,808
Add:
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	5,872	—
Acquisition and transaction related costs	485	2,336	1,139
Severance costs	—	—	3,315
Less:
Unrealized gains on interest rate swaps	(15,772)	(21,747)	(11,978)
EBITDA from real estate fund investments	(9,730)	(15,124)	(4,010)
Pro rata share of unrealized gain on interest rate swap of unconsolidated joint venture	(37)	(624)	(386)

Adjusted EBITDA (1)	101,452	99,756	95,888
Less Adjusted EBITDA attributable to noncontrolling interests in consolidated joint ventures	(14,934)	(14,936)	(13,411)

Pro rata share of Adjusted EBITDA (1)	$86,518	$84,820	$82,477

(1)	See page 27 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUNDS - BALANCE SHEETS
(unaudited and in thousands)

	As of September 30, 2015
	Consolidated Properties
	31 West 52nd Street (1)	One Market Plaza	Real Estate Funds (2)	Total
Ownership %	64.2%	49.0%	Various
ASSETS:
Rental property, net	$815,197	$1,277,999	$65,860	$2,159,056
Real estate fund investments	—	—	336,393	336,393
Cash and cash equivalents	5,673	9,675	98,989	114,337
Restricted cash	17,509	23,589	11,290	52,388
Deferred rent receivable	3,137	13,757	—	16,894
Accounts and other receivables, net	793	207	377	1,377
Deferred charges, net	—	1,461	—	1,461
Intangible assets, net	80,580	76,917	—	157,497
Other assets	3,955	994	—	4,949

Total Assets	$926,844	$1,404,599	$512,909	$2,844,352

LIABILITIES:
Mortgages and notes payable	$413,490	$856,183	$—	$1,269,673
Loans payable to noncontrolling interests	—	—	44,822	44,822
Accounts payable and accrued expenses	4,234	32,740	459	37,433
Interest rate swap liabilities	22,114	68,047	—	90,161
Intangible liabilities, net	41,762	69,741	—	111,503
Other liabilities	188	2,657	544	3,389

Total Liabilities	481,788	1,029,368	45,825	1,556,981

EQUITY:
Paramount Group, Inc. stockholders’ equity	285,764	183,927	36,337	506,028
Noncontrolling interests in consolidated joint ventures and funds	159,292	191,304	430,747	781,343

Total Equity	445,056	375,231	467,084	1,287,371

TOTAL LIABILITIES AND EQUITY	$926,844	$1,404,599	$512,909	$2,844,352

(1)	On October 1, 2015, we acquired the remaining 35.8% ownership interest in this joint venture.
(2)	See page 21 for details of our ownership interest in the Funds and the Funds’ ownership interest in the underlying investments.

CONSOLIDATED JOINT VENTURES AND FUNDS - OPERATING RESULTS
(unaudited and in thousands)

	Quarter Ended September 30, 2015
	Consolidated Properties
	31 West 52nd Street (1)	One Market Plaza	Real Estate Funds (2)	Total
Total revenues	$17,944	$29,156	$863	$47,963
Total operating expenses	6,757	7,267	307	14,331

Net operating income	11,187	21,889	556	33,632
Depreciation and amortization expense	(6,540)	(12,862)	(259)	(19,661)
Income from real estate fund investments	—	—	10,933	10,933
Unrealized gains on interest rate swaps	1,899	5,598	—	7,497
Interest and other income, net	16	3	1	20
Interest and debt expense	(5,339)	(14,974)	(840)	(21,153)

Net income before income taxes	1,223	(346)	10,391	11,268
Income tax benefit	—	30	—	30

Net income (loss)	$1,223	$(316)	$10,391	$11,298

Paramount Group, Inc.’s pro rata share
Ownership %	64.2%	49.0%	Various	Total
Net income (loss)	$786	$(154)	$520	$1,152
Add: Management fee income	132	111	1,617	1,860
Add: Carried interest	—	—	317	317

Net income attributable to Paramount Group, Inc.	918	(43)	2,454	3,329
Add: Real estate depreciation and amortization	4,199	6,302	35	10,536

FFO (3)	5,117	6,259	2,489	13,865
Less: Unrealized gains on interest rate swaps	(1,220)	(2,743)	—	(3,963)

Core FFO (3)	$3,897	$3,516	$2,489	$9,902

Noncontrolling Interests’ pro rata share
Ownership %	35.8%	51.0%	Various	Total
Net income	$437	$(162)	$9,871	$10,146
Less: Management fee expense	(132)	(111)	(1,617)	(1,860)
Less: Carried interest	—	—	(317)	(317)

Net income attributable to noncontrolling interests	305	(273)	7,937	7,969
Add: Real estate depreciation and amortization	2,341	6,560	224	9,125

FFO (3)	2,646	6,287	8,161	17,094
Less: Unrealized gains on interest rate swaps	(679)	(2,855)	—	(3,534)

Core FFO (3)	$1,967	$3,432	$8,161	$13,560

(1)	On October 1, 2015, we acquired the remaining 35.8% ownership interest in this joint venture.
(2)	See page 21 for details of our ownership interest in the Funds and the Funds’ ownership interest in the underlying investments.
(3)	See page 27 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS
(unaudited and in thousands)

	As of September 30, 2015
	712 Fifth Avenue	Oder-Center, Germany	Total
Ownership %	50.0%	9.5%
ASSETS:
Rental property, net	$214,741	$6,680	$221,421
Cash and cash equivalents	15,098	1,152	16,250
Restricted cash	323	—	323
Deferred rent receivable	12,830	—	12,830
Accounts and other receivables, net	156	—	156
Deferred charges, net	10,612	—	10,612
Other assets	3,399	179	3,578

Total Assets	$257,159	$8,011	$265,170

LIABILITIES:
Mortgages and notes payable	$246,500	$24,273	$270,773
Accounts payable and accrued expenses	4,108	157	4,265
Interest rate swap liabilities	11,275	—	11,275
Other liabilities	1,460	137	1,597

Total Liabilities	263,343	24,567	287,910

Total Equity	(6,184)	(16,556)	(22,740)

TOTAL LIABILITIES AND EQUITY	$257,159	$8,011	$265,170

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Quarter Ended September 30, 2015
	712	Oder-Center,
	Fifth Avenue	Germany	Total
Total revenues	$13,921	$1,056	$14,977
Total operating expenses	5,500	140	5,640

Net operating income	8,421	916	9,337
Depreciation and amortization expense	(2,945)	(96)	(3,041)
Unrealized gains on interest rate swaps	74	—	74
Interest and other income, net	3	—	3
Interest and debt expense	(2,687)	(283)	(2,970)

Net income before income taxes	2,866	537	3,403
Income tax expense	—	(2)	(2)

Net income	$2,866	$535	$3,401

Paramount Group, Inc.’s pro rata share Ownership %	50.0%	9.5%	Total
Net income	$1,433	$51	$1,484
Less: Step-up basis adjustment	—	(26)	(26)

Net income attributable to Paramount Group, Inc.	1,433	25	1,458
Add: Real estate depreciation and amortization	1,472	40	1,512

FFO (1)	2,905	65	2,970
Less: Unrealized gains on interest rate swaps	(37)	—	(37)

Core FFO (1)	$2,868	$65	$2,933

Joint Venture Partners’ pro rata share Ownership %	50.0%	90.5%	Total
Net income	$1,433	$484	$1,917
Add: Real estate depreciation and amortization	1,472	89	1,561

FFO (1)	2,905	573	3,478
Less: Unrealized gains on interest rate swaps	(37)	—	(37)

Core FFO (1)	$2,868	$573	$3,441

(1)	See page 27 for our definition of this measure.

CAPITAL STRUCTURE
(unaudited and in thousands, except share and per share data)

			As of September 30, 2015
Debt:
Consolidated debt:
Mortgages and notes payable			$2,853,735
$1.0 billion credit facility			—

			2,853,735
Less:
Noncontrolling interests’ share of consolidated debt (One Market Plaza and 31 West 52nd Street)			(584,682)
Add:
Pro rata share of unconsolidated joint venture debt (712 Fifth Avenue and Oder-Center, Germany)			125,556

Total debt			2,394,609

	Shares / Units Outstanding	Share Price at September 30, 2015
Equity:
Common stock	212,111,937	$16.80	3,563,481
Operating Partnership units	51,660,088	16.80	867,889

	263,772,025	16.80	4,431,370

Total Market Capitalization			$6,825,979

DEBT ANALYSIS
(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
	Amount	Rate	Amount	Rate	Amount	Rate
Consolidated Debt:
1633 Broadway	$926,260	5.35%	$772,100	6.10%	$154,160	1.62%
31 West 52nd Street	413,490	5.00%	337,500	5.74%	75,990	1.70%
900 Third Avenue	274,337	5.10%	255,000	5.35%	19,337	1.78%
Waterview	210,000	5.76%	210,000	5.76%	—	—
1899 Pennsylvania Avenue	89,465	4.88%	89,465	4.88%	—	—
Liberty Place	84,000	4.50%	84,000	4.50%	—	—
One Market Plaza	856,183	6.14%	856,183	6.14%	—	—

Total consolidated debt	2,853,735	5.50%	2,604,248	5.87%	249,487	1.65%

Noncontrolling interests’ share	(584,682)		(557,478)		(27,204)

Pro rata share of consolidated debt	$2,269,053	5.41%	$2,046,770	5.82%	$222,283	1.65%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$246,500	4.10%	$135,000	5.78%	$111,500	2.07%
Oder-Center, Germany	24,273	4.62%	24,273	4.62%	—	0.00%

Total unconsolidated debt	270,773	4.15%	159,273	5.60%	111,500	2.07%

Joint venture partners’ share	(145,217)		(89,467)		(55,750)

Pro rata share of unconsolidated debt	$125,556	4.11%	$69,806	5.74%	$55,750	2.07%

Pro Rata Share of Total Debt	$2,394,609	5.35%	$2,116,576	5.82%	$278,033	1.73%

	Required	Actual
Credit Facility Covenants: (1)
Total Debt / Total Assets	Less than 60%	40.8%
Secured Debt / Total Assets	Less than 50%	37.2%
Fixed Charge Coverage	Greater than 1.5x	2.4x
Unsecured Debt / Unencumbered Assets	Less than 60%	14.1%
Unencumbered Interest Coverage	Greater than 1.75x	12.0x

	Amount	%
Debt Composition:
Fixed rate debt:
Pro rata consolidated fixed rate debt	$2,046,770
Pro rata unconsolidated fixed rate debt	69,806

Total fixed rate debt	2,116,576	88.4%

Variable rate debt:
Pro rata consolidated variable rate debt	222,283
Pro rata unconsolidated variable rate debt	55,750

Total variable rate debt	278,033	11.6%

Pro Rata Share of Total Debt	$2,394,609	100.0%

(1)	This section presents ratios as of September 30, 2015 in accordance with the terms of the Company’s credit facility, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the credit facility.

DEBT MATURITIES
(unaudited and in thousands)

	2015	2016	2017	2018	2019	Thereafter	Total
Consolidated Debt:
1633 Broadway	$—	$926,260	$—	$—	$—	$—	$926,260
31 West 52nd Street	—	—	413,490	—	—	—	413,490
900 Third Avenue	—	—	274,337	—	—	—	274,337
Waterview	—	—	210,000	—	—	—	210,000
1899 Pennsylvania Avenue	—	—	—	—	—	89,465	89,465
Liberty Place	—	—	—	84,000	—	—	84,000
One Market Plaza	—	—	—	—	856,183	—	856,183

Total consolidated debt	—	926,260	897,827	84,000	856,183	89,465	2,853,735
Noncontrolling interests’ share	—	—	(148,029)	—	(436,653)	—	(584,682)

Pro rata share of consolidated debt	$—	$926,260	$749,798	$84,000	$419,530	$89,465	$2,269,053

Unconsolidated Debt:
712 Fifth Avenue	$—	$—	$—	$246,500	$—	$—	$246,500
Oder-Center, Germany	—	—	—	—	—	24,273	24,273

Total unconsolidated debt	—	—	—	246,500	—	24,273	270,773
Joint venture partners’ share	—	—	—	(123,250)	—	(21,967)	(145,217)

Pro rata share of unconsolidated debt	$—	$—	$—	$123,250	$—	$2,306	$125,556

Pro rata share of debt	$—	$926,260	$749,798	$207,250	$419,530	$91,771	2,394,609

Weighted average rate	—	5.35%	5.25%	4.26%	6.14%	4.87%	5.35%

% of Debt Maturing	—	38.7%	31.3%	8.7%	17.5%	3.8%	100.0%

PORTFOLIO SUMMARY
(unaudited)

Property	Submarket	% Ownership	Square Feet (1)	% Occupied (2)	% Leased (2)	Annualized Rent (2)
						Amount	Per Square Foot (3)
As of September 30, 2015
New York:
1633 Broadway	West Side	100.0%	2,643,065	87.4%	87.4%	$145,928,000	$68.79
1301 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	1,767,992	85.5%	91.5%	111,925,000	74.90
1325 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	814,892	91.1%	94.2%	50,089,000	70.13
31 West 52nd Street	Sixth Ave / Rock Center	64.2%	786,647	100.0%	100.0%	60,298,000	79.09
900 Third Avenue	East Side	100.0%	596,270	97.0%	97.8%	41,078,000	71.77
712 Fifth Avenue	Madison/Fifth	50.0%	543,341	98.5%	98.5%	55,748,000	104.69

Subtotal / Weighted Average			7,152,207	90.4%	92.3%	465,066,000	75.16

Washington, D.C.:
Waterview	Rosslyn, VA	100.0%	647,243	98.9%	98.9%	34,086,000	51.41
425 Eye Street	East End	100.0%	380,090	88.9%	96.5%	15,045,000	45.79
2099 Pennsylvania Avenue	CBD	100.0%	208,636	62.0%	62.0%	9,987,000	77.06
1899 Pennsylvania Avenue	CBD	100.0%	192,481	88.8%	88.8%	13,452,000	79.73
Liberty Place	East End	100.0%	174,205	80.1%	80.1%	10,852,000	76.50

Subtotal / Weighted Average			1,602,655	88.5%	90.3%	83,422,000	58.32

San Francisco:
One Market Plaza	South Financial District	49.0%	1,611,125	96.7%	98.4%	96,983,000	63.35

Total / Weighted Average			10,365,987	91.1%	92.9%	$645,471,000	$70.58

(1)	Represents the remeasured square feet, which includes an aggregate of 176,107 square feet of either REBNY or BOMA remeasurement adjustments that are not reflected in current leases.
(2)	See page 27 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

FUNDS SUMMARY
(unaudited)

Property Funds:

The following is a summary of the Property Funds, our ownership interest in these Funds and the Funds’ ownership interest in the underlying investments, as of September 30, 2015.

	% Ownership	60 Wall Street	One Market Plaza		50 Beale Street
Fund II	10.0%	46.3%	—		—
Fund III	3.1%	16.0%	2.0%		—
Fund VII/VII-H	7.2%	—	—		42.8%

Total Property Funds		62.3%	2.0%		42.8%
Other Investors		37.7%	98.0	%(1)	57.2%

Total		100.0%	100.0%		100.0%

The following is a summary of the Property Fund investments and our ownership interest in the underlying investments, as of September 30, 2015.

	Submarket	% Ownership	Square Feet	% Leased	Annualized Rent (2)
					Amount		Per Square Foot (3)
60 Wall Street	Downtown	5.1%	1,625,483	100.0%	$67,000,000	(4)	$41.22	(4)
50 Beale Street	South Financial District	3.1%	663,483	98.6%	33,805,000		51.68

Alternative Investment Funds:

The following is a summary of our ownership interest in the Alternative Investment Funds and the Funds’ underlying investments, as of September 30, 2015.

		%	Interest/		Investment
Fund	Investment Type	Ownership	Dividend Rate	Initial Maturity	Total	Our Share
Fund VIII	Mezzanine Loans	1.7%	6.0% - 8.3%	Oct-2019 - Jan-2022	$86,813,000	$1,493,000
PGRESS Funds	Preferred Equity Investments	4.9%	10.3%	Apr-2017 - Feb-2019	54,318,000	2,360,000

(1)	Includes a 49.0% direct ownership interest held by us.
(2)	See page 27 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, signage and roof space.
(4)	Represents triple net base rent only.

TOP TENANTS AND INDUSTRY DIVERSIFICATION
(unaudited)

	Lease Expiration		Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
						Amount	Per Square Foot
Top 10 Tenants:
As of September 30, 2015
The Corporate Executive Board Company	Jan-2028		625,062		6.0%	$32,048,000	$51.27	5.0%
Barclays Capital, Inc.	Dec-2020		497,418		4.8%	30,184,000	60.68	4.7%
Allianz Global Investors, LP	Jan-2031	(2)	326,457	(2)	3.1%	26,170,000	80.16	4.1%
Clifford Chance LLP	Jun-2024		328,992		3.2%	25,510,000	77.54	4.0%
Credit Agricole Corporate & Investment Bank	Feb-2023		311,291		3.0%	25,065,000	80.52	3.9%
Commerzbank AG	May-2016		287,535		2.8%	24,486,000	85.16	3.8%
Kasowitz Benson Torres & Friedman, LLP	Mar-2037	(3)	302,213	(3)	2.9%	18,896,000	62.53	2.9%
Google	Apr-2025		267,274		2.6%	16,942,000	63.39	2.6%
Deloitte & Touche, LLP	Mar-2016		212,052		2.0%	16,735,000	78.92	2.6%
WMG Acquisition Corp. (Warner Music Group)	Jul-2029		293,487		2.8%	16,313,000	55.58	2.5%

	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent	% of Annualized Rent
Industry Diversification:
As of September 30, 2015
Legal Services	1,870,087	20.2%	$136,823,000	21.2%
Financial Services - Commercial and Investment Banking	1,735,145	18.8%	125,718,000	19.5%
Financial Services - All other	1,390,169	15.0%	110,806,000	17.2%
Technology and Media	1,368,688	14.8%	86,539,000	13.4%
Insurance	338,399	3.7%	26,908,000	4.2%
Retail	321,188	3.5%	26,382,000	4.1%
Accounting	275,263	3.0%	20,718,000	3.2%
Real Estate	252,680	2.7%	18,340,000	2.8%
Government	316,700	3.4%	14,674,000	2.3%
Other	1,374,124	14.9%	78,563,000	12.1%

(1)	See page 27 for our definition of this measure.
(2)	5,546 of the square feet leased expires in December 2018.
(3)	100,422 of the square feet leased expires in November 2015.

LEASING ACTIVITY
(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Quarter Ended September 30, 2015:
Total square feet leased	390,142	306,824	16,453	66,865
Pro rata share of total square feet leased:	333,516	284,299	16,453	32,764
Initial rent (1)	$80.97	$78.73	$80.35	$100.68
Weighted average lease term (years)	9.4	10.0	5.6	5.9
Tenant improvements and leasing commissions:
Per square foot	$71.89	$75.83	$67.65	$39.78
Per square foot per annum	$7.66	$7.58	$12.13	$6.69
Percentage of initial rent	9.5%	9.6%	15.1%	6.6%
Rent concessions:
Average free rent period (in months)	7.8	8.5	6.4	2.6
Average free rent period per annum (in months)	0.8	0.9	1.1	0.4
Second generation space: (1)
Square feet	325,217	281,525	16,453	27,239
Cash basis:
Initial rent (1)	$80.61	$78.71	$80.35	$100.46
Prior escalated rent	$71.08	$72.53	$63.89	$60.46
Percentage increase	13.4%	8.5%	25.8%	66.2%
GAAP basis:
Straight-line rent	$77.43	$75.88	$73.22	$95.99
Prior straight-line rent	$71.15	$72.98	$57.75	$60.29
Percentage increase	8.8%	4.0%	26.8%	59.2%

(1)	See page 27 for our definition of this measure.

LEASING ACTIVITY
(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Nine Months Ended September 30, 2015:
Total square feet leased	745,942	596,310	49,633	99,999
Pro rata share of total square feet leased:	659,209	560,576	49,633	49,000
Initial rent (1)	$77.36	$77.92	$56.58	$92.08
Weighted average lease term (years)	11.0	11.3	11.1	6.7
Tenant improvements and leasing commissions:
Per square foot	$83.70	$86.22	$92.63	$45.91
Per square foot per annum	$7.64	$7.61	$8.35	$6.90
Percentage of initial rent	9.9%	9.8%	14.8%	7.5%
Rent concessions:
Average free rent period (in months)	9.3	9.9	10.3	2.1
Average free rent period per annum (in months)	0.8	0.9	0.9	0.3
Second generation space: (1)
Square feet	487,179	427,244	20,770	39,165
Cash basis:
Initial rent (1)	$79.37	$78.19	$78.62	$92.66
Prior escalated rent	$69.54	$70.66	$64.86	$59.87
Percentage increase	14.1%	10.7%	21.2%	54.8%
GAAP basis:
Straight-line rent	$78.55	$77.45	$77.00	$91.37
Prior straight-line rent	$69.54	$71.32	$51.72	$59.62
Percentage increase	13.0%	8.6%	48.9%	53.3%

(1)	See page 27 for our definition of this measure.

LEASE EXPIRATIONS
(unaudited)

Year of Lease Expiration (3)	Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
		Amount	Per Square Foot (2)
Month to Month	6,093	$644,000	$104.08	0.1%

4Q 2015	130,145	8,306,000	63.78	1.3%

1Q 2016	6,247	1,560,000	81.32	0.2%
2Q 2016	448,264	38,015,000	84.50	5.8%
3Q 2016	204,992	13,658,000	66.65	2.1%
4Q 2016	172,002	11,553,000	67.39	1.8%

Total 2016	831,505	64,786,000	76.55	9.9%
2017	547,751	40,145,000	73.93	6.1%
2018	323,709	25,816,000	79.62	3.9%
2019	531,766	41,590,000	78.65	6.4%
2020	485,687	34,107,000	78.37	5.2%
2021	1,460,359	85,919,000	60.09	13.1%
2022	298,411	18,785,000	77.50	2.9%
2023	666,507	53,127,000	80.31	8.1%
2024	682,055	53,589,000	79.02	8.2%
Thereafter	3,417,566	227,655,000	66.32	34.8%

(1)	See page 27 for our definition of this measure.
(2)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.
(3)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarters.

CAPITAL EXPENDITURES - CASH BASIS
(unaudited and in thousands)

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$3,101	$273	$3,754
Non-recurring (1)	—	—	—

Total capital expenditures to maintain assets	$3,101	$273	$3,754

Tenant improvements:
Recurring (1)	$5,298	$13,254	$10,795
Non-recurring (1)	10,555	1,431	1,693

Total tenant improvements	$15,853	$14,685	$12,488

Leasing commissions:
Recurring (1)	$4,304	$3,355	$3,544
Non-recurring (1)	1,124	1,678	2,587

Total leasing commissions	$5,428	$5,033	$6,131

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$12,703	$16,882	$18,093
Total non-recurring (1)	11,679	3,109	4,280

Total capital expenditures, tenant improvements and leasing commissions	$24,382	$19,991	$22,373

Development expenditures (1)
One Market Plaza - Lobby and Retail repositioning (2)	$3,421	$3,866	$5,301
1633 Broadway - Plaza and Retail development (3)	2,873	879	93
Other	679	576	—

Total Development expenditures	$6,973	$5,321	$5,394

(1)	See page 27 for our definition of this measure.
(2)	Of the $25,000 budget, $16,265 has been expended as of September 30, 2015.
(3)	Of the $15,000 budget, $3,845 has been expended as of September 30, 2015.

DEFINITIONS

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) is calculated by adjusting EBITDA for certain other items, including acquisition and transaction related costs and unrealized gains or losses on interest rate swaps, including our share of such adjustments of unconsolidated joint ventures.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Recurring Capital Expenditures include capital expenditures to maintain current revenues and tenant improvements and leasing commissions related to space leased that has not been vacant for more than twelve months. Nonrecurring Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.

Core FFO Payout Ratio is calculated as dividends per share divided by Core FFO per share.

Core Funds from Operations (“Core FFO”) is calculated by adjusting FFO for certain other items, including acquisition and transaction related costs and unrealized gains or losses on interest rate swaps, including our share of such adjustments of unconsolidated joint ventures.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as GAAP net income or loss plus (i) depreciation and amortization (ii) interest and debt expense and (iii) income tax expense, including our share of such adjustments of unconsolidated joint ventures.

FAD Payout Ratio is calculated as total dividends divided by FAD.

FFO Payout Ratio is calculated as dividends per share divided by FFO per share.

Funds Available for Distribution (“FAD”) is calculated as Core FFO less (i) recurring tenant improvements, leasing commissions and other capital expenditures (ii) straight-line rent adjustments (iii) unrealized gains on real estate fund investments and (iv) amortization of above and below-market leases, net, plus (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs.

Funds from Operations (“FFO”) is calculated in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Net Operating Income (“NOI”) is calculated as GAAP net income or loss plus (i) depreciation and amortization (ii) general and administrative expenses (iii) interest and debt expense (iv) acquisition and transaction related costs and (v) income tax expense, less (vi) fee income (vii) unrealized gains or losses on interest rate swaps (viii) interest and other income and (ix) the gain on consolidation of a consolidated joint venture, including our share of such adjustments of unconsolidated joint ventures. We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present our pro rata share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Second Generation Space relates to space leased that has not been vacant for more than twelve months.